REGISTRATION NO. 333-63004
                                                                   CIK# 1138554

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                          UPDATED PROSPECTUS

                        ----------------------

               RANSON UNIT INVESTMENT TRUSTS, SERIES 112






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



[LOGO]       RANSON UNIT INVESTMENT TRUSTS, SERIES 112

             GNMA PORTFOLIO, SERIES 13







                    A portfolio of mortgage-backed securities
                  seeking current income and principal payments

















                                   Prospectus
                                  June 21, 2001


     As with any investment, the Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any contrary representation is a criminal offense.

------------------
INVESTMENT SUMMARY
------------------


                              INVESTMENT OBJECTIVE

  The trust seeks to provide current interest income and principal distributions.


                               INVESTMENT STRATEGY

  The trust seeks to provide monthly distributions of interest income and principal by investing in a portfolio primarily consisting of fixed-rate mortgage-backed securities representing pools of mortgages on 1- to 4-family dwellings issued by the Government National Mortgage Association (known as "Ginnie Mae"). The trust may also hold U.S. Treasury securities. We generally considered the following factors, among other, in selecting the securities:

  *  the types of Ginnie Mae securities available,

  * the prices and yields of the securities relative to other comparable securities, including the extent to which the securities were trading at a premium or discount from their principal value, and

  *  the maturities of the securities.

  Ginnie Mae was created in 1968 as a government-owned corporation within the United States Department of Housing and Urban Development. The securities in the portfolio are backed by the full faith and credit of the U.S. government. This means that Ginnie Mae guarantees that the principal and interest will be paid on the securities, however, Ginnie Mae does not guarantee price or yield on the securities. The units in the trust are not guaranteed by Ginnie Mae or the U.S. government in any way.


                                 PRINCIPAL RISKS

  As with all investments, you can lose money by investing in this trust. The trust also might not perform as well as you expect. This can happen for reasons such as these:

  * SECURITY PRICES WILL FLUCTUATE. The value of your investment may fall over time.

  * WE DO NOT ACTIVELY MANAGE THE PORTFOLIO. The trust will generally hold, and continue to buy, the securities even if the market value declines.

  * THE VALUE OF THE SECURITIES WILL GENERALLY FALL IF INTEREST RATES, IN GENERAL, RISE. No one can predict whether interest rates will rise or fall in the future.

  * Since mortgage-backed securities represent an interest in mortgage loans made to finance purchases of homes, THE TRUST WILL RECEIVE SCHEDULED PRINCIPAL PAYMENTS EACH MONTH DURING ITS LIFE and IT IS ALSO LIKELY THAT THE TRUST WILL RECEIVE UNSCHEDULED PREPAYMENTS OF PRINCIPAL PRIOR TO A SECURITY'S SCHEDULED MATURITY DATE. As a result, you might not be able to reinvest these principal payments and prepayments in investments with the same return as the trust. In addition, the trust will not retain its present size and composition.

  * THE TRUST COULD TERMINATE EARLIER THAN ANTICIPATED DUE TO UNSCHEDULED PRINCIPAL PREPAYMENTS ON THE UNDERLYING LOANS.

  * While the interest and principal payments are backed by the full faith and credit of the U.S. government, NEITHER THE UNITS IN THE TRUST NOR THE MARKET VALUE OF THE SECURITIES ARE GUARANTEED.


2     Investment Summary

WHO SHOULD INVEST

  You should consider this investment if you want:

  * to own securities representing interests in pools of mortgage loans on 1- to 4-family dwellings in a single investment.

  *  the potential to receive monthly distributions of income and principal.

  You should not consider this investment if you:

  * are uncomfortable with the risks of an unmanaged investment in mortgage-backed securities.

  *  want capital appreciation.


      -----------------------------------------------------------------

                              ESSENTIAL INFORMATION
                              ---------------------

      UNIT PRICE AT INCEPTION                                   $10.108

      PRINCIPAL AMOUNT OF SECURITIES
      PER UNIT AT INCEPTION                                     $10.000

      INCEPTION DATE                                      June 21, 2001

      ESTIMATED CURRENT RETURN                                    6.47%
      ESTIMATED LONG-TERM RETURN                                  6.12%

      TYPE OF GINNIE MAE SECURITIES                           Long term
      ESTIMATED AVERAGE LIFE OF SECURITIES                    5.6 years

      ESTIMATED INITIAL
      DISTRIBUTION DATE                                   July 15, 2001
      ESTIMATED INITIAL RECORD DATE                        July 1, 2001

      DISTRIBUTION DATES                         15th day of each month
      RECORD DATES                                1st day of each month

      CUSIP NUMBER                                            75326A163

      MINIMUM INVESTMENT
      Standard accounts                                $1,000/100 units

      Retirement accounts and
      custodial accounts for minors                       $250/25 units

      -----------------------------------------------------------------


                                FEES AND EXPENSES

  The amounts below are estimates of the direct and indirect expenses that you may incur based on a $10 unit price. Actual expenses may vary.

                                                AS A % OF
                                             $1,000 INVESTED
                                             ---------------
MAXIMUM SALES FEE PAID ON PURCHASE                3.95%
                                                  =====

ORGANIZATION COSTS
(amount per 100 units paid by trust at
end of initial offering period)                   $2.00
                                                  =====

ANNUAL                                 AS A % OF        AMOUNT PER
OPERATING EXPENSES                  $1,000 INVESTED     100 UNITS
                                    ---------------     ----------
Trustee's fee and expenses              0.124%            $1.24
Supervisory and evaluation fees         0.065%             0.65
                                        ------            -----
  Total                                 0.189%            $1.89
                                        ======            =====


                                     EXAMPLE

  This example helps you compare the cost of this trust with other unit trusts and mutual funds. In the example we assume that the expenses do not change and that the trust's annual return is 5%. Your actual returns and expenses will vary. Based on these assumptions, you would pay these expenses for every $10,000 you invest in the trust:

   1 year             $435
   3 years            $476
   5 years            $521
   10 years           $654

  These amounts are the same regardless of whether you sell your investment at the end of a period or continue to hold your investment.



                                                        Investment Summary     3

THE PORTFOLIO (at inception)

                                                                           Range of           Cost of
Principal                                                   Interest        Stated           Securities
 Amount                 Issuer                               Coupon      Maturities (1)     to Trust (2)
--------------------------------------------------------------------------------------------------------

$100,000    Government National Mortgage                      7.50%      2030 to 2033         $102,754
            Association Modified Pass-Through
            Mortgage-Backed Securities (3)

 100,000    Government National Mortgage                      7.00%      2030 to 2033          101,592
            Association Modified Pass-Through
            Mortgage-Backed Securities (3)

  15,000    U.S. Treasury STRIP (4)                           0.00%      November 15, 2021       4,394
----------                                                                                    --------

$215,000                                                                                      $208,740
==========                                                                                    ========


Notes to Portfolio

(1) The principal amount of securities listed as having the range of maturities shown is an aggregate of individual securities having varying ranges of maturities within that shown. They are listed as one category of securities with a single range of maturities because current market conditions accord no difference in price among the securities grouped together on the basis of the difference in their maturity ranges. At some time in the future, however, the difference in maturity ranges could affect the market value of the individual securities.

(2) Some securities may be represented by contracts to purchase such securities. During the initial offering period, evaluations of securities are made on the basis of current offering side evaluations of the securities. The aggregate offering price is greater than the aggregate bid price of the securities, which is the basis on which redemption prices will be determined for purposes of redemption of units after the initial offering period.

(3) In addition to the information as to the Ginnie Mae modified pass-through mortgage-backed securities shown above, the trustee will furnish unitholders a statement listing the name of issuer, pool number, interest rate, maturity date and principal amount for each security in the portfolio upon written request.

(4) This security has been purchased at a deep discount from the par value because there is little or no stated interest income thereon. Securities which pay no interest are normally described as "zero coupon" securities. Over the life of these securities the value of the securities will increase such that upon maturity the holders of the securities will receive 100% of the principal amount thereof, however these securities may be sold for unit redemptions or trust expenses therefore there is no assurance that you will receive 100% of the principal amount.



4     Investment Summary

-----------------------------
UNDERSTANDING YOUR INVESTMENT
-----------------------------


                                HOW TO BUY UNITS

  You can buy units of the trust on any business day by contacting your financial professional. Unit prices are available daily on the Internet at WWW.RANSON.COM. The unit price includes:

  *  the value of the securities,

  *  the sales fee,

  *  accrued interest on the securities, and

  *  cash and other net assets in the portfolio.

  We often refer to the purchase price of units as the "offer price." We must receive your order to buy units prior to the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) to give you the price for that day. If we receive your order after this time, you will receive the price computed on the next business day.

  RETIREMENT ACCOUNTS. The portfolio may be suitable for purchase in tax-advantaged retirement accounts. You should contact your financial professional about the accounts offered and any additional fees imposed. In addition, you can invest in a Ranson UIT retirement account directly with the trustee. We reduce the minimum investment to only $250 for these accounts. Please contact The Bank of New York for more information and an application. The trustee will assess an annual fee per account (currently $12) which can be deducted from your account if do not wish to pay it separately.

  VALUE OF THE SECURITIES. We determine the value of the securities as of the close of the New York Stock Exchange on each day that exchange is open. During the initial offering period, the value of the securities includes organization costs.

  Pricing the Securities. We generally determine the value of securities during the initial offering period based on the aggregate offering side evaluations of the securities determined (a) on the basis of current offering prices of the securities, (b) if offering prices are not available for any particular security, on the basis of current offering prices for comparable securities, (c) by determining the value of securities on the offer side of the market by appraisal, or (d) by any combination of the above. After the initial offering period ends, we generally determine the value of the securities as described in the preceding sentence based on the bid side evaluations rather than the offering side evaluations. The offering side price generally represents the price at which investors in the market are willing to sell a security and the bid side evaluation generally represents the price that investors in the market are willing to pay to buy a security. The bid side evaluation is lower than the offering side evaluation.

  The trustee determined the initial prices of the stocks shown in "The Portfolio" in this prospectus. The trustee determined these initial prices as described above at the close of the New York Stock Exchange on the business day before the date of this prospectus. On the first day we sell units we will compute the unit price as of the close of the New York Stock Exchange or the time the registration statement filed with the Securities and Exchange Commission becomes effective, if later.

  Organization Costs. During the initial offering period, part of the value of the securities


                                             Understanding Your Investment     5
represents an amount that will pay the costs of creating your trust. These costs include the costs of preparing the registration statement and legal documents, federal and state registration fees, the initial fees and expenses of the trustee and the initial audit. Your trust will sell securities to reimburse us for these costs at the end of the initial offering period or after six months, if earlier.

  ACCRUED INTEREST. Accrued interest is the accumulation of unpaid interest on a security from the last day on which interest was paid. Ginnie Mae securities generally pay interest monthly but the trust accrues this interest daily. As a result, the trust always has an amount of interest earned but not yet collected by the trustee. For this reason, with respect to unit orders made after the inception date of the trust, the unit price will have added to it the proportionate share of accrued interest to the date of settlement. On the next distribution date, you will receive the amount of any accrued interest paid on your units. In an effort to reduce the amount of accrued interest which you would otherwise have to pay on your units, the trustee will advance the amount of accrued interest as of the first settlement date (generally three business days after the trust's inception date) and will distribute this amount to Ranson as the unitholder of record as of that date. Consequently, the amount of accrued interest to be added to your unit price will include only accrued interest from the first settlement date to the date of settlement of your unit trade, less any interest distributions after the first settlement date. Because of the varying interest payment dates of the securities, accrued interest at any point in time will be greater than the amount of interest actually received by the trust and distributed to unitholders. Therefore, there will always remain an item of accrued interest that is added to the unit price. If you sell or redeem units, the proportionate share of the accrued interest will be included in your unit price.

  SALES FEE. You pay a fee when you buy units. We refer to this fee as the "sales fee." The total sales fee equals 3.95% of your unit price at the time of purchase.

  REDUCING YOUR SALES FEE. We offer a variety of ways for you to reduce the fee you pay. It is your financial professional's responsibility to alert us of any discount when you order units.

  Large Purchases. You can reduce your sales fee by increasing the size of your investment:

 If you purchase:          Your fee will be:
 ----------------          -----------------
 Less than $100,000             3.95%
 $100,000 - $249,999            3.70
 $250,000 - $499,999            3.35
 $500,000 - $999,999            3.10
 $1,000,000 or more             2.90

  We apply these fees as a percent of the unit price at the time of purchase. We also apply the different purchase levels on a unit basis using a $10 unit equivalent. For example, if you purchase between 10,000 and 24,999 units, your fee is 3.70% of your unit price.

  You may AGGREGATE unit purchases by the same person on any single day from any one broker-dealer to qualify for a purchase level. You can include these purchases as your own for purposes of this aggregation:

  *  purchases by your spouse or minor children and

  *  purchases by your trust estate or fiduciary accounts.


6     Understanding Your Investment

  You may also use a LETTER OF INTENT to combine purchases over time to qualify for a purchase level. Under this option, you must give us a letter of intent to purchase a specified amount of units of any Ranson unit trust over a specified time period. The letter must specify a time period of no more than 13 months. Once you sign a letter of intent, we will reduce your sales fee based on your total purchase commitment as shown in the table above. If your purchases exceed the level specified in your letter, you will still receive the additional fee reduction for your purchases shown in the table above (we will not cap your discount). If your total purchases are less than the level specified in your letter, you must pay the fee difference to us. We reserve the right to redeem your units if you do not pay the difference.

  The discounts described above apply only during the initial offering period.

  Advisory and Wrap Fee Accounts. We reduce your sales fee for purchases made through registered investment advisers, certified financial planners or registered broker-dealers who charge periodic fees in lieu of commissions or who charge for financial planning or for investment advisory or asset management services or provide these services as part of an investment account where a comprehensive "wrap fee" is imposed. We reduce your fee by the amount of the fee that we would normally pay to your financial professional. You pay only the portion of the sales fee that the sponsor retains. This table provides an example of the sales fee you will pay per unit if you purchase units in this type of account during the initial offering period.

   Fee paid to broker                0.00%
   Sponsor retention                 1.45
                                    ------
      Total                          1.45%
                                    ======

This discount applies during the initial offering period and in the secondary market.

  Employees. We do not charge any sales fee for purchases made by officers, directors and employees of Ranson and its affiliates. We also do not charge a sales fee for purchases made by registered representatives of selling firms and their family members (spouses, children and parents). This discount applies during the initial offering period and in the secondary market.


                             HOW TO SELL YOUR UNITS

  You can sell your units on any business day by contacting your financial professional. Unit prices are available daily on the internet at WWW.RANSON.COM or through your financial professional. We often refer to the sale price of units as the "bid price."

  SELLING UNITS. We may maintain a secondary market for units. This means that if you want to sell your units, we may buy them at the current price. We may then resell the units to other investors at the public offering price or redeem them for the redemption price. Our secondary market repurchase price is the same as the redemption price. Certain broker-dealers might also maintain a secondary market in units. You should contact your financial professional for current unit prices to determine the best price available. We may discontinue our secondary market at any time without notice. Even if we do not make a market, you will be able to redeem your units with the trustee on any business day for the current price.

  REDEEMING UNITS. You may also redeem your units directly with the trustee, The Bank of New York, on any day the New York Stock Exchange is open. The trustee must receive


                                             Understanding Your Investment     7
your completed redemption request prior to the close of the New York Stock Exchange for you to receive the unit price for a particular day. If your request is received after that time or is incomplete in any way, you will receive the next price computed after the trustee receives your completed request.

  If you redeem your units, the trustee will generally send you a payment for your units no later than seven days after it receives all necessary documentation (this will usually only take three business days). The only time the trustee can delay your payment is if the New York Stock Exchange is closed (other than weekends or holidays), the Securities and Exchange Commission determines that trading on that exchange is restricted or an emergency exists making sale or evaluation of the stocks not reasonably practicable, and for any other period that the Securities and Exchange Commission permits.

  To redeem your units, you must send the trustee any certificates for your units. You must properly endorse your certificates or sign a written transfer instrument with a signature guarantee. The trustee may require additional documents such as a certificate of corporate authority, trust documents, a death certificate, or an appointment as executor, administrator or guardian. The trustee cannot complete your redemption or send your payment to you until it receives all of these documents in completed form.

  EXCHANGE OPTION. You may be able to exchange your units for units of other Ranson unit trusts at a reduced sales fee. You can contact your financial professional or Ranson for more information about trusts currently available for exchanges. Before you exchange units, you should read the prospectus carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current trusts suit you and to discuss tax consequences. We may discontinue this option at any time.


                                  DISTRIBUTIONS

  MONTHLY DISTRIBUTIONS. Your trust generally pays interest from its net investment income along with any principal paid or prepaid on the securities on each monthly distribution date to unitholders of record on the preceding record date. You can elect to:

  *  reinvest distributions in various mutual funds, or

  *  receive distributions in cash.

  You may change your election by contacting your financial professional or the trustee. Once you elect to participate in a reinvestment program, the trustee will automatically reinvest your distributions into mutual fund shares at their net asset value on the distribution date. We cannot guarantee that mutual fund shares will always be available for reinvestment. If fund shares are unavailable, you will receive cash distributions. We may discontinue this option at any time without notice.

  In some cases, your trust might pay a special distribution if it holds an excessive amount of principal pending distribution. For example, this could happen if underlying mortgages are paid prior to the scheduled termination of the related loans. The amount of your distributions will vary from time to time as mortgage loans are paid or trust expenses change.



8     Understanding Your Investment

  REPORTS. The trustee will make available to your financial professional a statement showing income and other receipts of your trust for each distribution. Each year the trustee will also provide an annual report on your trust's activity and certain tax information. You can request copies of security evaluations to enable you to complete your tax forms and audited financial statements for your trust, if available.


                                INVESTMENT RISKS

  All investments involve risk. This section describes the main risks that can impact the value of the securities in your portfolio. You should understand these risks before you invest. If the value of the securities falls, the value of your units will also fall. We cannot guarantee that your trust will achieve its objective or that your investment return will be positive over any period.

  MARKET RISK is the risk that the value of the securities in your trust will fluctuate. This could cause the value of your units to fall below your original purchase price or below the principal value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a security's issuer, perceptions of the issuer, or ratings on a security. Even though we carefully supervise your portfolio, you should remember that we do not manage your portfolio. Your trust will not sell a security solely because the market value falls as is possible in a managed fund.

  INTEREST RATE RISK is the risk that the value of securities will fall if interest rates increase. The securities in your trust typically fall in value when interest rates rise and rise in value when interest rates fall. Securities with longer periods before maturity are often more sensitive to interest rate changes.

  CREDIT RISK is the risk that a security's issuer is unable to meet its obligation to pay principal or interest on the security. While interest and principal payments on Ginnie Mae securities are backed by the full faith and credit of the U.S. government, the trust and the units are not guaranteed or insured by the U.S. government or any government agency. In addition, neither the U.S. government nor Ginnie Mae guarantees the market value or yield on Ginnie Mae securities.

  PREPAYMENT RISK is the chance that borrowers prepay their mortgage loans earlier than expected. This reduces the trust's life and future interest income. Any payment of mortgage debt before it is due is called "prepayment". Most mortgage loans may be prepaid at any time by the borrower without penalty. Each mortgage-backed security payment includes a return of principal as well as interest. Prepayments of the entire mortgage occur when borrowers refinance or sell their homes. They may refinance to consolidate debts or take advantage of lower interest rate mortgages. Extra monthly principal payments made near the trust's inception may significantly reduce the interest amount paid by the borrower to the lender and, therefore, the future amount received by the trust.

  Your trust will distribute prepayments of principal to you but your future interest distributions will fall as a result of the prepaid principal. You also might not be able to reinvest this principal at as high a yield. This means that you could receive less than the amount you paid for your units. If enough principal is prepaid on the securities in your trust, your trust could terminate earlier than expected.



                                             Understanding Your Investment     9

  CONCENTRATION RISK is the risk that your trust is less diversified because it concentrates in a particular type of security. When a certain type of security makes up 25% or more of a trust, the trust is considered to be "concentrated" in that security type. Your portfolio concentrates in mortgage-backed securities. You should understand these securities before you invest.

  * These securities represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes. Individual loans are "pooled" together for sale to investors. As the underlying loans are paid off, investors receive principal and interest payments.

  * The securities represent a pool of loans that pay a fixed rate of interest over the life of the loan.

  * The value of fixed-rate securities generally falls when interest rates rise.

  * Individual loans may be paid off early for various reasons, such as a sale of the home, foreclosure on the mortgage, or a home owner's desire to pay off the loan early to reduce debt. This involves "prepayment risk" discussed above.

We describe these securities in more detail in the next section titled "Ginnie Mae Securities."

  REDUCED DIVERSIFICATION RISK is the risk that your trust will become smaller and less diversified as securities or their underlying mortgage loans are sold, are prepaid or mature. This could increase your risk of loss and increase your share of trust expenses.

  LIQUIDITY RISK is the risk that the value of a security will fall if trading in the security is limited or absent. No one can guarantee that a liquid trading market will exist for any security because these securities generally trade in the over-the-counter market (they are not listed on a securities exchange).

  LITIGATION AND LEGISLATION RISK is the risk that future litigation or legislation could affect the value of your trust. For example, future legislation could reduce tax rates, impose a flat tax, exempt all investment income from tax or change the tax status of the securities. Litigation could challenge an issuer's authority to issue or make payments on securities.


                              GINNIE MAE SECURITIES

  The trust primarily invests in Ginnie Mae securities. These securities are securities backed by mortgage loans. These securities represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes. Individual loans are pooled together by Ginnie Mae-approved issuers for sale to investors. Commonly referred to as "pass-through" certificates, these securities entitle an investor to an undivided interest in the underlying mortgage loan pool. The investor receives a proportionate share of the interest (reduced by servicing and guaranty fees) and principal on the underlying mortgage loans.

  Payments on Ginnie Mae securities to investors occur monthly. These payments are called "modified pass-through" payments because, through Ginnie Mae's MBS program, money is passed from the borrower through to the investors in the Ginnie Mae securities. It is "modified" because if the amount collected


10     Understanding Your Investment
from the borrowers is less than the amount due, the issuer modifies the pass-through to add on an amount from its corporate funds to make the payment complete.

  Each group of Ginnie Mae securities shown in the "Portfolio" under a specified range of maturities includes individual mortgage-backed securities which have varying ranges of maturities within each range. We show each group of securities as one category of securities because current market conditions accord no difference in price among the individual Ginnie Mae securities within each group on the basis of the difference in the maturity dates of each security. As long as this market condition prevails, a purchase of Ginnie Mae securities with the same coupon rate and a maturity date within the related range will be considered an acquisition of the same security. In the future, however, the difference in maturity ranges could affect the market value of the individual Ginnie Mae securities. If this happens, any additional purchases by your trust will take into account the maturities of the individual securities.

  The Government National Mortgage Association, known as Ginnie Mae, was created in 1968 as a wholly owned corporation within the Department of Housing and Urban Development. Through its mortgage-backed securities program, Ginnie Mae seeks to increase the liquidity and efficiency of mortgage loan funding, making more capital available to low and moderate-income homeowners at competitive interest rates.

  The primary function of Ginnie Mae is to operate its mortgage-backed securities (MBS) program. Ginnie Mae helps to ensure mortgage funds are available throughout the United States including in rural and urban areas in which it has been harder to borrow money to buy a home. Ginnie Mae securities are issued by Ginnie Mae-approved private institutions. The mortgages are insured by the Federal Housing Administration, or by the Rural Housing Service, or they are guaranteed by the Department of Veterans Affairs.

  Because of the Ginnie Mae guaranty, investors in Ginnie Mae securities are assured timely payments of scheduled principal and interest due on the pooled mortgages that back their securities. The payments also include any prepayments and early recoveries of principal on the pooled mortgages. These payments are guaranteed even if borrowers or issuers default on their obligation. If the issuer fails to make the payment, Ginnie Mae will make the payment to the investor. Neither Ginnie Mae nor the U.S. government guarantees or insures (1) the market value or yields of Ginnie Mae securities, (2) the trust or (3) the units of the trust in any way.


                               HOW THE TRUST WORKS

  YOUR TRUST. Your trust is a unit investment trust registered under the Investment Company Act of 1940 and the Securities Act of 1933. We created the trust under a trust agreement between Ranson & Associates, Inc. (as sponsor, evaluator and supervisor) and The Bank of New York (as trustee). To create your trust, we deposited contracts to purchase securities with the trustee along with an irrevocable letter of credit or other consideration to pay for the securities. In exchange, the trustee delivered units of your trust to us. Each unit represents an undivided interest in the assets of your trust. These units remain outstanding until redeemed or until your trust terminates.



                                            Understanding Your Investment     11

  CHANGING YOUR PORTFOLIO. Your trust is not a managed fund. Unlike a managed fund, we designed your portfolio to remain relatively fixed. Your trust will generally buy and sell securities:

  *  to pay expenses,

  *  to issue additional units or redeem units,

  *  in limited circumstances to protect the trust,

  * to make required distributions or avoid imposition of taxes on the trust, or

  *  as permitted by the trust agreement.

  Your trust will generally reject any offer for securities or other property in exchange for the securities in its portfolio. If your trust receives securities or other property, it will either hold the securities or property in the portfolio or sell the securities or property and distribute the proceeds.

  We will increase the size of your trust as we sell units. When we create additional units, we will seek to maintain a portfolio that replicates the maturity ranges of the securities in the portfolio. When your trust buys securities, it may pay brokerage or other acquisition fees. You could experience a dilution of your investment because of these fees and fluctuations in security prices between the time we create units and the time your trust buys the securities. When your trust buys or sells securities, we may direct that it place orders with and pay brokerage commissions to brokers that sell units or are affiliated with your trust. We may consider whether a firm sells units of our trusts when we select firms to handle these transactions.

  ESTIMATED CURRENT AND LONG-TERM RETURNS. Estimated current return shows the estimated cash you should receive each year divided by the unit price. Estimated long-term return shows the estimated return over the estimated life of your trust. We base this estimate on an average of the security yields over their estimated life. This estimate also reflects the sales charge and estimated expenses. We derive the average yield for your portfolio by weighting each security's yield by its value and estimated life. Unlike estimated current return, estimated long term return attempts to account for maturities, discounts and premiums of the securities. These estimates show a comparison rather than a prediction of returns. No return calculation can predict your actual return. Your actual return will vary from these estimates. This will especially be the case if a sizable amount of principal on the underlying mortgage loans is paid early. We will provide you with estimated cash flows for the trust at no charge upon your request.

  In order to calculate the estimated returns, we determined an estimated prepayment rate for the remaining term of the trust's mortgage loan pool. Each of the primary market makers in Ginnie Mae securities uses sophisticated computer models to determine the estimated prepayment rate. These models take into account a number of factors and assumptions including actual prepayment data reported by Ginnie Mae for recent periods on a particular pool, the impact of aging on the prepayment of mortgage pools, the current interest rate environment, the coupon, the housing environment, historical trends on Ginnie Mae securities as a group, geographical factors and general economic trends. In determining the estimated life of the securities in the trust, we have relied on estimates of prepayment rates determined by


12     Understanding Your Investment
primary market makers. No one can be certain that these estimates will prove accurate or whether prepayment rates determined by other market makers would have provided a better estimate. Any difference between the estimate we use and the actual prepayment rate will affect the estimated long-term return of the trust.

  AMENDING THE TRUST AGREEMENT. Ranson and the trustee can change the trust agreement without your consent to correct any provision that may be defective or to make other provisions that will not adversely affect your interest (as determined by Ranson and the trustee). We cannot change this agreement to reduce your interest in your trust without your consent. Investors owning two-thirds of the units in your trust may vote to change this agreement.

  TERMINATION OF YOUR TRUST. Your trust will terminate upon the maturity, payment, prepayment, sale or other liquidation of all of the securities in the portfolio. The trustee may terminate your trust early if the value of the trust is less than 40% of the original value of the securities in the trust at the time of deposit. At this size, the expenses of your trust may create an undue burden on your investment. Investors owning two-thirds of the units in your trust may also vote to terminate the trust early.

  The trustee will notify you of any termination and sell any remaining securities. The trustee will send your final distribution to you within a reasonable time following liquidation of all the securities after deducting final expenses. Your termination distribution may be less than the price you originally paid for your units.

  RANSON. We are an investment banking firm created in 1995. During our history we have been active in public and corporate finance and have distributed bonds, mutual funds and unit trusts in the primary and secondary markets. We are a registered broker-dealer and member of the National Association of Securities Dealers, Inc. If we fail to or cannot perform our duties as sponsor or become bankrupt, the trustee may replace us, continue to operate your trust without a sponsor, or terminate your trust. You can contact us at our headquarters at 250 North Rock Road, Ste. 150, Wichita, Kansas 67206-2241 or by using the contacts listed on the back cover of this prospectus.

  Ranson and your trust have adopted a code of ethics requiring Ranson's employees who have access to information on trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your trust.

  THE TRUSTEE. The Bank of New York is the trustee of your trust. It is a trust company organized under New York law. You can contact the trustee by calling the telephone number on the back cover of this prospectus or write to Unit Investment Trust Division, 101 Barclay Street, 20th Fl., New York, New York 10007. We may remove and replace the trustee in some cases without your consent. The trustee may also resign by notifying Ranson and investors.

  HOW WE DISTRIBUTE UNITS. We sell units to the public through broker-dealers and other firms. We pay part of the sales fee to these distribution firms when they sell units. The distribution fee during the initial offering period is as follows:

  If a firm distributes:       It will earn:
  ----------------------       -------------
  Less than $100,000               2.50%
  $100,000 - $249,999              2.50


                                            Understanding Your Investment     13

  $250,000 - $499,999              2.25
  $500,000 - $999,999              2.00
  $1,000,000 or more               1.95

  We apply these amounts as a percent of the unit price per transaction at the time of the transaction. We also apply the different distribution levels on a unit basis using a $10 unit equivalent. For example, if a firm distributes between 10,000 and 24,999 units, it earns 2.50% of the unit price. We will pay an additional .25% of the unit price for any purchases made on trust inception date. In addition, firms can earn additional amounts based on total sales of units in the trust during the initial one month period after the inception date of the trust. Volume discounts will be given to firms that reach cumulative firm sales or sales arrangement levels of at least $250,000 during the initial one month period after the trust's inception as shown in the tables below.
After a firm meets the minimum level, we will give volume discounts on all trades originated from or by that firm, including those placed prior to reaching the minimum level. We will then continue to give these discounts to these firms during the entire initial offering period. The following tables show the total amounts earned by a firm for each level, including the additional volume discount.

   If a firm has firm sales
    or sale arrangements of
       $250,000 or more,
  for trades of these amounts:       It will earn:
  ----------------------------       -------------

  Less than $100,000                    2.60%
  $100,000 to $249,999                  2.55
  $250,000 to $499,999                  2.30
  $500,000 to $999,999                  2.05
  $1,000,000 or more                    2.00

  After the initial offering period ends, the distribution fee paid to firms when they sell units in the secondary market through Ranson is as follows:

  If a firm distributes:             It will earn:
  ----------------------             -------------
  Less than $100,000                    2.60%
  $100,000 to $249,999                  2.60
  $250,000 to $499,999                  2.30
  $500,000 to $999,999                  2.05
  $1,000,000 or more                    2.00

  We apply these amounts as a percent of the total distribution price.

  We generally register units for sale in various states in the U.S. We do not register units for sale in any foreign country. This prospectus does not constitute an offer of units in any state or country where units cannot be offered or sold lawfully. We may reject any order for units in whole or in part.

  We may gain or lose money when we hold units in the primary or secondary market due to fluctuations in unit prices. The gain or loss is equal to the difference between the price we pay for units and the price at which we sell or redeem them. We may also gain or lose money when we deposit securities to create units. For example, we gained $168 on the initial deposit of securities into the trust.


                                      TAXES

  This section discusses some of the main U.S. federal income tax consequences of owning units of the trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a non-U.S. person, a broker/dealer, or


14     Understanding Your Investment
other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

  TRUST STATUS. The trust intends to qualify as a "regulated investment company" under the federal tax laws. If the trust qualifies as a regulated investment company and distributes its income as required by the tax law, the trust generally will not pay federal income tax.

  INTEREST DISTRIBUTIONS.  Trust distributions are taxable to most investors.
At the end of each year, you will receive a tax statement that separates trust distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gain regardless of how long you have owned your units. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In the case of capital gain dividends, the determination of which portion of the capital gain dividend, if any, that may be treated as long term gain from property held for more than five years eligible for the 18% (or 8%) tax rate described below will be made based on regulations prescribed by the United States Treasury. The tax status of dividends from the trust is not affected by whether you reinvest your dividends in additional units or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

  YOUR TAX BASIS AND INCOME OR LOSS UPON DISPOSITION. If you sell or redeem your units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your units from what you receive in the transaction. Your tax basis in your units is generally equal to the cost of your units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your units.

  If you are an individual, the federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the lowest tax bracket). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000 with a holding period of more than five years.

  Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your units to determine the holding period of your units. However, if you receive a capital gain dividend and sell your unit at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain received as a dividend. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code may, however, treat certain capital gains as ordinary income in special situations.


                                            Understanding Your Investment     15

  LIMITATIONS ON THE DEDUCTIBILITY OF TRUST EXPENSES. Deductible expenses incurred by the trust will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these trust expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent all these deductions exceed 2% of adjusted gross income.


                                    EXPENSES

  Your trust will pay various expenses to conduct its operations. The "Investment Summary" section of this prospectus shows the estimated amount of these expenses.

  Your trust will pay a fee to the trustee for its services. The trustee also benefits when it holds cash for your trust in non-interest bearing accounts. Your trust will reimburse us as supervisor and evaluator for providing portfolio supervisory services and for evaluating your portfolio. Our reimbursements may exceed the costs of the services we provide to your trust but will not exceed the costs of services provided to all Ranson unit investment trusts in any calendar year. All of these fees may adjust for inflation without your approval.

  Your trust will also pay its general operating expenses. Your trust may pay expenses such as trustee expenses (including legal and auditing expenses), various governmental charges, fees for extraordinary trustee services, costs of taking action to protect your trust, costs of indemnifying the trustee and Ranson, legal fees and expenses, expenses incurred in contacting you and costs incurred to reimburse the trustee for advancing funds to meet distributions. Your trust may pay the costs of updating its registration statement each year. The trustee will generally pay trust expenses from interest income and principal payments received on the securities but in some cases may sell securities to pay trust expenses.


                                     EXPERTS

  LEGAL MATTERS. Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603 (http://www.chapman.com), acts as counsel for Ranson and has given an opinion that the units are validly issued.

  INDEPENDENT AUDITORS. Allen, Gibbs & Houlik, L.C., independent auditors, audited the statement of financial condition and the portfolio included in this prospectus.


                             ADDITIONAL INFORMATION

  This prospectus does not contain all the information in the registration statement that your trust filed with the Securities and Exchange Commission. The Information Supplement, which was filed with the Securities and Exchange Commission, includes more detailed information about the securities in your portfolio, investment risks and general information about your trust. You can obtain the Information Supplement by contacting Ranson or the Securities and Exchange Commission as indicated on the back cover of this prospectus. This prospectus incorporates the Information Supplement by reference (it is legally considered part of this prospectus).




16     Understanding Your Investment

REPORT OF ALLEN, GIBBS & HOULIK, L.C.
INDEPENDENT AUDITORS


UNITHOLDERS
RANSON UNIT INVESTMENT TRUSTS, SERIES 112

We have audited the accompanying statement of financial condition, including the trust portfolio, of Ranson Unit Investment Trusts, Series 112, as of the opening of business on June 21, 2001, the initial date of deposit. The statement of financial condition is the responsibility of the sponsor. Our responsibility is to express an opinion on the statement of financial condition based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of financial condition is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of financial condition. Our procedures included confirmation of the purchases of securities to be deposited in the trust by correspondence with the trustee. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall statement of financial condition presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of financial condition referred to above presents fairly, in all material respects, the financial position of Ranson Unit Investment Trusts, Series 112 as of June 21, 2001, in conformity with accounting principles generally accepted in the United States of America.

                             ALLEN, GIBBS & HOULIK, L.C.

Wichita, Kansas
June 21, 2001


RANSON UNIT INVESTMENT TRUSTS, SERIES 112

STATEMENT OF FINANCIAL CONDITION
AT THE OPENING OF BUSINESS ON JUNE 21, 2001, THE INITIAL DATE OF DEPOSIT

     INVESTMENT IN SECURITIES
     Contracts to purchase securities (1) (2)                             $208,740
                                                                          ========

     Number of Units                                                        21,500
                                                                          ========

     LIABILITY AND INTEREST OF INVESTORS
     Liability
       Organization costs (3)                                             $    430
                                                                          --------
     Interest of investors
       Cost to investors (4)                                               217,322
       Less: gross underwriting commission and organization costs            9,012
                                                                          --------
       Net interest of investors (4)                                       208,310
                                                                          --------
     Total                                                                $208,740
                                                                          ========

(1) Aggregate cost of the securities is based on the offering side evaluations as determined by the trustee.
(2) Cash or an irrevocable letter of credit issued by Intrust Bank, N.A., Wichita, Kansas has been deposited with the trustee covering the funds (aggregating $208,572) necessary for the purchase of the securities in the trust represented by purchase contracts.
(3) A portion of the public offering price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing and offering the trust. The amount of these costs is set forth in "Fees and Expenses." A distribution will be made as of the close of the initial offering period to an account maintained by the trustee from which this obligation of the investors will be satisfied.
(4) The aggregate cost to investors includes the applicable sales fee assuming no reduction of sales fees for quantity purchases.

                                            Understanding Your Investment     17

CONTENTS

                                                Investment Summary
------------------------------------------------------------------
A concise description         2   Investment Objective
of essential information      2   Investment Strategy
about the portfolio           2   Principal Risks
                              3   Who Should Invest
                              3   Essential Information
                              3   Fees and Expenses
                              4   The Portfolio

                                     Understanding Your Investment
------------------------------------------------------------------
Detailed information to       5   How to Buy Units
help you understand           7   How to Sell Your Units
your investment               8   Distributions
                              9   Investment Risks
                             10   Ginnie Mae Securities
                             11   How the Trust Works
                             14   Taxes
                             16   Expenses
                             16   Experts
                             16   Additional Information
                             17   Report of Independent Auditors
                             17   Statement of Financial Condition

Where to Learn More
------------------------------------------------------------------
You can contact us for       VISIT US ON THE INTERNET
free information about         http://www.ranson.com
this and other invest-       BY E-MAIL
ments, including the           invest@ranson.com
Information Supplement.      CALL RANSON
                               (800) 345-7999
                               Pricing Line (888) 248-4954
                             CALL BANK OF NEW YORK
                               (800) 701-8178 (investors)
                               (800) 647-3383 (brokers)

Additional Information
------------------------------------------------------------------
This prospectus does not contain all information filed with the Securities and Exchange Commission. To obtain or copy this information, including the Information Supplement (a duplication fee may be required):

  E-MAIL:  publicinfo@sec.gov
  WRITE:   Public Reference Section
           Washington, D.C. 20549-0102
  VISIT:   http://www.sec.gov (EDGAR Database)
  CALL:    1-202-942-8090 (only for information on
           the operation of the Public Reference Section)

REFER TO:
  RANSON UNIT INVESTMENT TRUSTS, SERIES 112
  Securities Act file number:  333-63004
  Investment Company Act file number:  811-3763

                                     RANSON

                                      UNIT

                                   INVESTMENT

                                     TRUSTS









                                 GNMA PORTFOLIO,

                                    SERIES 13











                            PROSPECTUS JUNE 21, 2001